SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

April 9, 2014

(Date of Report)

NYBD HOLDING, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	333-148987	20-35337265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 West Olive Ave. 5F, Burbank, CA 91505
(Address of principal executive offices)

Registrant's telephone number, including area code: (855) 710-KIDS

155 E. Flagler Street, Miami, FL 91505

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 (a) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMNENT OF PRINCIPAL OFFICERS.

On April 9, 2014 there was a special meeting of the Board of Directors for the purpose of removing Haim Yeffet from the Board of Directors for cause. Mr. Yeffet has constantly harassed management and repeatedly interfered with corporate and financing activities. His conduct has not only been an embarrassment to the Company, it has caused real financial harm and necessitates his removal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2014

NYBD HOLDING, INC. By: /s/ Robert Rico Robert Rico Chief Executive Officer

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